UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2015

VESTIN REALTY MORTGAGE I, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-125347	20-4028839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET ROAD #200
LAS VEGAS, NEVADA 89148
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other

Vestin Realty Mortgage I, Inc. Announces Last Day of Trading on Nasdaq

LAS VEGAS, Dec. 24, 2015 (GLOBE NEWSWIRE) Las Vegas, Nevada – As previously announced, Vestin Realty Mortgage I, Inc. (the “Company”) (NASDAQ: VRTA) is in the process of  voluntarily delisting the Company’s common stock (the “Common Stock”) from Nasdaq and voluntarily deregistering from the reporting requirements of the Securities Exchange Act of 1934, as amended.  The Company and Nasdaq have agreed that December 30, 2015 will be the last day of trading of the Common Stock on Nasdaq.

For more information on the delisting and deregistration of the Common Stock, please see the Company’s prior press release issued on December 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN REALTY MORTGAGE I, INC.

	By	Vestin Mortgage, LLC, its sole manager

Date: December 24, 2015	By	/s/ Michael Shustek
Michael Shustek
Chief Executive Officer

EXHIBIT INDEX

(d)	Exhibits.
Exhibit No.	Description

99.1	Press Release of Vestin Realty Mortgage I, Inc. dated December 24, 2014.